UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2023

Stronghold Digital Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40931	86-2759890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, 28th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 579-5992 Not applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SDIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2023, the Company entered into award agreements (the “Award Agreements”) with certain executive officers. The executive officers were granted restricted stock units (“RSUs”), and stock options and performance share units (“PSUs”) previously granted to such executive officers, as allowed pursuant to the terms of the Company’s equity plan were cancelled. The Company’s Chief Executive Officer, Gregory Beard, was granted 2,000,000 RSUs, and 835,200 stock options previously granted to Mr. Beard were cancelled. The Company’s Chief Financial Officer, Matthew Smith, was granted 600,000 RSUs, and 28,800 stock options and 250,000 PSUs previously granted to Mr. Smith were cancelled. The Company’s Senior Vice President - Asset Manager, Richard Shaffer, was granted 125,000 RSUs, and 122,688 stock options previously granted to Mr. Shaffer were cancelled. All RSUs were granted under the Company’s previously adopted Omnibus Incentive Plan, dated October 19, 2021. All capitalized words used but not defined herein have the meanings assigned in the Award Agreements.

Further, Mr. Smith’s annual cash bonus increased from $300,000 to $450,000 and will be paid pro rata on a quarterly basis consistent with Company policy in 2023. Mr. Smith’s total cash compensation is now $750,000.

The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements, including exhibits thereto, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
_____________
*    Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRONGHOLD DIGITAL MINING, INC.

By: /s/ Gregory A. Beard
Name: Gregory A. Beard
Title: Chief Executive Officer and Co-Chairman
Date: March 21, 2023